Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the period ended June 25, 2005 of Charles River Laboratories International, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James C. Foster, the Chairman, Chief Executive Officer and President, and Thomas F. Ackerman, Corporate Senior Vice President and Chief Financial Officer, each hereby certifies, to the best of his knowledge and pursuant to 18 U.S.C. Section 1350, that:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 29, 2005	/s/ JAMES C. FOSTER
James C. Foster
Chairman, Chief Executive Officer & President
Charles River Laboratories International, Inc.
Dated: July 29, 2005	/s/ THOMAS F. ACKERMAN
Thomas F. Ackerman
Corporate Senior Vice President & Chief Financial Officer
Charles River Laboratories International, Inc.